UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 28, 2003

Cousins Properties Incorporated
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

0-3576
(Commission File Number)

58-0869052
(IRS Employer Identification Number)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices)

        Registrant’s telephone number, including area code: (770) 955-2200

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant’s Certifying Accountant.

        On August 28, 2003, Cousins Properties Incorporated (the “Company”), together with its Audit Committee, accepted the resignation of Ernst & Young LLP as the independent auditors of CSC Associates, L.P. The Company has engaged Deloitte & Touche LLP to serve as the independent auditors of CSC Associates, L.P. for its fiscal year ending December 31, 2003.

        CSC Associates, L.P. is a joint venture in which the Company has a 50% ownership interest. Separate financial statements are filed for CSC Associates, L.P., a significant subsidiary of the Company, in the Company’s Annual Report on Form 10-K in accordance with Rule 3-09 of Regulation S-X. The Company’s principal independent auditors, Deloitte & Touche LLP, expressed reliance upon Ernst & Young LLP’s audit of CSC Associates, L.P. in their audit report dated February 14, 2003, for the year ended December 31, 2002. The Company has engaged Ernst & Young LLP, subject to approval of the final engagement terms and detailed work plans, to perform certain internal audit services for the Company, including services related to compliance with Section 404 of the Sarbanes-Oxley Act of 2002. In light of such contemplated engagement, the Company determined that Ernst & Young LLP would no longer be independent in accordance with applicable standards if they remained the independent auditors of CSC Associates, L.P.

        Ernst & Young LLP’s reports on the CSC Associates, L.P. financial statements for each of the fiscal years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

        During the fiscal years ended December 31, 2002 and 2001, and through the date hereof, there were (i) no disagreements with Ernst & Young LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young LLP’s satisfaction, would have caused Ernst & Young LLP to make reference to the subject matter in connection with its report on the CSC Associates, L.P. financial statements for such years; and (ii) there were no “reportable events” as defined in Item 304 (a)(1)(v) of Regulation S-K.

        The Company provided Ernst & Young LLP with a copy of the foregoing disclosures. Exhibit 16.1 is a copy of Ernst & Young LLP’s letter, dated August 29, 2003, stating its agreement with such statements.

        During the fiscal years ended December 31, 2002 and 2001, and through the date hereof, neither the Company nor CSC Associates, L.P. consulted Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, for CSC Associates, L.P., or the type of audit opinion that might be rendered on CSC Associates, L.P.‘s financial statements, or any other matters or reportable events as set forth in Items 304 (a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits:

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated August 29, 2003, regarding change in certifying accountant.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2003	COUSINS PROPERTIES INCORPORATED

By: /s/ Tom G. Charlesworth
Tom G. Charlesworth
Executive Vice President, Chief Financial Officer
and Chief Investment Officer
(Duly Authorized Officer and Principal Financial Officer)

      Exhibit 16.1

Office of the Chief AccountantSecurities
and Exchange Commission450
Fifth Street, N.W.

Washington, D.C. 20549

August 29, 2003

Gentlemen:

We have read Item 4 of Form 8-K dated August 29, 2003, of Cousins Properties Incorporated and are in agreement with the statements contained in the first sentence of paragraph 1, and paragraphs 2-4. We have no basis to agree or disagree with other statements of the registrant contained therein.

Very truly yours,

/s/ Ernst & Young LLP

ERNST & YOUNG LLP

cc:   Tom G. Charlesworth
        Executive Vice President, Chief Financial Officer
       and Chief Investment Officer